©2014 Tecumseh Products Company Q3 2014 Shareholder Update November 5, 2014 These slides should be reviewed in connection with the Q3 2014 audio presentation

Agenda  Business & Key Initiatives Update  Q3 2014 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward- looking terminology, or by the fact that they appear under the caption “Business Update.” Our forward-looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition. Readers and listeners are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; ii) our ability to develop successful new products in a timely manner; iii) the success of our ongoing effort to improve productivity and restructure our operations to reduce costs and bring them in line with projected production levels and product mix; iv) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; v) loss of, or substantial decline in, sales to any of our key customers; vi) current and future global or regional political and economic conditions and the condition of credit markets, which may magnify other risk factors; vii) increased or unexpected warranty claims; viii) actions of competitors in markets with intense competition; ix) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; x) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; xi) local governmental, environmental, trade and energy regulations; xii) availability and volatility in the cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation; xiii) significant supply interruptions or cost increases; xiv) loss of key employees; xv) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvi) risks relating to our information technology systems; xvii) impact of future changes in accounting rules and requirements on our financial statements; xviii) default on covenants of financing arrangements and the availability and terms of future financing arrangements; xix) reduction or elimination of credit insurance; xx) potential political and economic adversities that could adversely affect anticipated sales and production; xxi) in India, potential military conflict with neighboring countries that could adversely affect anticipated sales and production; xxii) weather conditions affecting demand for replacement products; and xxiii) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 3

Agenda  Business & Key Initiatives Update  Q3 2014 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 4

Business Update - Key Figures  Q3 2014 Sales -- $188.3m  Q3 2013 -- $194.4m  Q3 2014 Gross Profit -- $21.2m or 11.3% of net sales  Q3 2013 -- $24.0m or 12.3% of net sales  Q3 2014 S & A expense -- $22.4m or 11.9% of net sales  Q3 2013 – $23.6m or 12.1% of net sales  September 30, 2014 cash and cash equivalents -- $34.4m  September 30, 2013 -- $40.0m  December 31, 2013 -- $55.0m Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 5

6 Tecumseh Products Company Q2 2014 Shareholder Update - Aug. 5, 2014 Business Update – Customer Satisfaction Focus  Value  Quality  Service

Business Update – Operational Focus Areas Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 7 Operational Vision Globally competitive cost structure by providing best value to customers with innovative products, high quality, & on-time delivery Quality / Lean Product Portfolio Management Strategic Focus Areas Improve PPM performance Reduce warranty costs Global lean implementation • Practices • Systems Low cost country manufacturing New product program team SKU de-proliferation Reduce manufacturing complexity Product design cost competitiveness All initiatives pursued while maintaining and elevating quality, safety and sustainability Manufacturing Execution Reduce total production cost • Conversion • Scrap • MRO • Overhead On-time delivery Global Supply Chain Low cost country material sourcing Implement global supply chain system Supply base consolidation

Key Initiatives - Operations & Quality  Maintained labor efficiency gained from Q1-Q2 in Q3 in spite of lower sales volumes  Improved material utilization resulting in continued lower scrap levels quarter over quarter  Continued strengthening of global quality leadership with focus on major customer satisfaction, problem resolution, warranty reduction, and continued use of PFMEA’s  On track to achieve targeted manufacturing overhead and headcount cost reductions  Executive level focus on all key operational & quality metrics to deliver best- in-class performance gaining traction across all levels Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 8

Business Update – Chillventa 2014 Booth before the Trade Show opening Tecumseh Value Added Concepts AJ² “Star” product Tecumseh Product Highlights Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 9

Press Conference WHS Breakfast Actrol Honors 80 Years 80th Year Anniversary Celebration AJ² - Honeywell Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 10 Business Update – Chillventa 2014

Key Initiatives - Product Innovation Semi-Hermetic Compressors & Condensing Units VSC Series Scroll Compressor Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 11

AG Family Compressors & Condensing Units Silensys® Condensing Unit with Inverter Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 12 Key Initiatives - Product Innovation

Business Update - Recent Announcements • Robert E. Rossiter joined Tecumseh Board of Directors effective August 21, 2014 • Mitchell I. Quain joined Tecumseh Board of Directors effective October 30, 2014 Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 13

Agenda  Business & Key Initiatives Update  Q3 2014 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 14

 Positive FX impact of $0.8m  3.5% decrease excluding FX  Primarily net decreases in volume & mix partially offset by price increases Sales Overview – Q3 2014 Consolidated Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 15

Sales Overview – Commercial Market Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 16

Sales Overview – AC Market Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 17

Sales Overview – R & F Market Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 18

Q3 2014 Financial Overview  Q3 2014 – 11.3% of net sales  Q3 2013 – 12.3% of net sales Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 19

Q3 2014 Financial Overview Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 20

Q3 2014 Financial Overview * While the Generally Accepted Accounting Principles in the United States of America (“GAAP”) results provide significant insight into our operations and financial position, Tecumseh management supplements its analysis of the business using Earnings Before Interest, Taxes, Depreciation and Amortization from Continuing Operations (“EBITDA”) and Earnings Before Interest, Taxes, Depreciation, Amortization, and Impairments, restructuring charges, and other items from Continuing Operations (“EBITDAR”); both of these are non-GAAP financial measures. Management believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance. However, EBITDA from Continuing Operations and EBITDAR from Continuing Operations, as defined above, should be viewed as supplemental data, rather than as a substitute or an alternative to the comparable GAAP measure. The table above presents a reconciliation of EBITDA from Continuing Operations and EBITDAR from Continuing Operations from our Net loss. RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS AND EBITDAR FROM CONTINUING OPERATIONS FROM NET LOSS Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 21

2014 Liquidity NOTE: The reader should review this slide in connection with our Form 10-Q and related disclosures for 2014 filed yesterday Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 22

2014 Liquidity NOTE: The above cash flow statement is a condensed format. The reader should review this slide in connection with our Form 10-Q and related disclosures for 2014 filed yesterday Cash used in operating activities: $19.8m use of cash primarily related to net losses & working capital (AR & AP somewhat offset by inventory) Cash provided by investing activities: $1.5m source of cash mainly related to release of restricted funds pertaining to the PNC term loan & proceeds from asset sales partially offset by capital expenditures Cash used in financing activities: $1.1m use of cash mainly related to the pay down of debt utilizing the asset sale proceeds and the PNC term loan amortization offset by the Brazil FINEP financing proceeds Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 23

Agenda  Business & Key Initiatives Update  Q3 2014 Sales, Financial & Liquidity Overview  Closing Remarks / Q&A Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 24

Closing Remarks / Q & A • Culture shift • Board and management alignment • Continue to expand and improve the product line • Focus on customer satisfaction • Operational excellence Thank you for attending Tecumseh Products Company’s Q3 2014 Shareholder Update Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 25

Contact Information – Today’s Speakers Ms. Janice Stipp Executive Vice President, CFO, Treasurer & Secretary Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 Mr. Harold Karp President & Chief Executive Officer Tecumseh Products Company 5683 Hines Drive Ann Arbor, MI 48108 E-Mail: investor.relations@tecumseh.com Phone: 1 (734) 585 9507 Tecumseh Products Company Q3 2014 Shareholder Update - Nov. 5, 2014 26